Exhibit 10.5
PATENT AND TRADEMARK SECURITY AGREEMENT
This Agreement, dated as of April 29, 2008, is made by and between GLOBAL EMPLOYMENT HOLDINGS, INC., a Delaware corporation having a business location at the address set forth below next to its signature (the “Debtor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Secured Party”), acting through its WELLS FARGO BUSINESS CREDIT operating division, and having a business location at the address set forth below next to its signature.
Recitals
The Debtor has executed a guaranty, dated as of the date hereof, in favor of the Secured Party (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), guaranteeing the obligations of the following Persons under a Credit and Security Agreement dated as of April 29, 2008 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) to the Secured Party: GLOBAL EMPLOYMENT SOLUTIONS, INC., a Colorado corporation (“Global”), EXCELL PERSONNEL SERVICES CORPORATION, an Illinois corporation (“Excell”), FRIENDLY ADVANCED SOFTWARE TECHNOLOGY, INC., a New York corporation (“Friendly”), TEMPORARY PLACEMENT SERVICE, INC., f/k/a Michaels & Associates, Inc. and successor by merger to Temporary Placement Service, Inc., a Georgia corporation (“TPS”), SOUTHEASTERN STAFFING, INC., a Florida corporation (“Southeastern”), SOUTHEASTERN PERSONNEL MANAGEMENT, INC., a Florida corporation (“SPM”), MAIN LINE PERSONNEL SERVICES, INC., a Pennsylvania corporation (“Main Line”), BAY HR, INC., a Florida corporation (“BHR”), SOUTHEASTERN GEORGIA HR, INC., a Georgia corporation (“SGHR”), SOUTHEASTERN STAFFING II, INC., a Florida corporation (“SEII”), SOUTHEASTERN STAFFING III, INC., a Florida corporation (“SEIII”), SOUTHEASTERN STAFFING IV, INC., a Florida corporation (“SEIV”), SOUTHEASTERN STAFFING V, INC., a Florida corporation (“SEV”), SOUTHEASTERN STAFFING VI, INC., a Florida corporation (“SEVI”), and KEYSTONE ALLIANCE, INC., a Florida corporation (“Keystone”) (Global, Excell, Friendly, TPS, Southeastern, SPM, Main Line, BHR, SGHR, SEII, SEIII, SEIV, SEV, SEVI, and Keystone are each referred to herein as a “Borrower” and collectively as the “Borrowers”).
As a condition to extending credit to or for the account of the Borrowers, the Secured Party has required the execution and delivery of this Agreement by the Debtor.
ACCORDINGLY, in consideration of the mutual covenants contained in the Guaranty and herein, the parties hereby agree as follows:
1. Definitions. All terms defined in the Recitals hereto or in the Credit Agreement that are not otherwise defined herein shall have the meanings given to them therein. In addition, the following terms have the meanings set forth below:
“Obligations” means Indebtedness (as defined in the Guaranty).

“Patents” means all of the Debtor’s right, title and interest in and to patents or applications for patents, fees or royalties with respect to each, and including without limitation the right to sue for past infringement and damages therefor, and licenses thereunder, all as presently existing or hereafter arising or acquired, including without limitation the patents listed on Exhibit A.
“Security Interest” has the meaning given in Section 2.
“Trademarks” means all of the Debtor’s right, title and interest in and to: (i) trademarks, service marks, collective membership marks, registrations and applications for registration for each, and the respective goodwill associated with each, (ii) licenses, fees or royalties with respect to each, (iii) the right to sue for past, present and future infringement, dilution and damages therefor, and (iv) licenses thereunder, all as presently existing or hereafter arising or acquired, including, without limitation, the marks listed on Exhibit B.
2. Security Interest. The Debtor hereby irrevocably pledges and assigns to, and grants the Secured Party a security interest (the “Security Interest”) with power of sale to the extent permitted by law, in the Patents and in the Trademarks to secure payment of the Obligations. As set forth in the Security Agreement dated as of the date hereof by the Debtor in favor of the Secured Party (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), the Security Interest is coupled with a security interest in substantially all of the personal property of the Debtor. This Agreement grants only the Security Interest herein described, is not intended to and does not affect any present transfer of title of any trademark registration or application and makes no assignment and grants no right to assign or perform any other action with respect to any intent to use trademark application, unless such action is permitted under 15 U.S.C. § 1060.
3. Representations, Warranties and Agreements. The Debtor represents, warrants and agrees as follows:
(a) Existence; Authority. The Debtor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Debtor.
(b) Patents. Exhibit A accurately lists all Patents owned or controlled by the Debtor as of the date hereof, or to which the Debtor has a right as of the date hereof to have assigned to it, and accurately reflects the existence and status of applications and letters patent pertaining to the Patents as of the date hereof. If after the date hereof, the Debtor owns, controls or has a right to have assigned to it any Patents not listed on Exhibit A, or if Exhibit A ceases to accurately reflect the existence and status of applications and letters patent pertaining to the Patents, then the Debtor shall within 60 days provide written notice to the Secured Party with a replacement Exhibit A, which upon acceptance by the Secured Party shall become part of this Agreement.

(c) Trademarks. Exhibit B accurately lists all Trademarks owned or controlled by the Debtor as of the date hereof and accurately reflects the existence and status of Trademarks and all applications and registrations pertaining thereto as of the date hereof; provided, however, that Exhibit B need not list common law marks (i.e., Trademarks for which there are no applications or registrations) which are not material to the Debtor’s or any Affiliate’s business(es). If after the date hereof, the Debtor owns or controls any Trademarks not listed on Exhibit B (other than common law marks which are not material to the Debtor’s or any Affiliate’s business(es)), or if Exhibit B ceases to accurately reflect the existence and status of applications and registrations pertaining to the Trademarks, then the Debtor shall promptly provide written notice to the Secured Party with a replacement Exhibit B, which upon acceptance by the Secured Party shall become part of this Agreement.
(d) Affiliates. As of the date hereof, no Affiliate owns, controls, or has a right to have assigned to it any items that would, if such item were owned by the Debtor, constitute Patents or Trademarks. If after the date hereof any Affiliate owns, controls, or has a right to have assigned to it any such items, then the Debtor shall promptly either: (i) cause such Affiliate to assign all of its rights in such item(s) to the Debtor; or (ii) notify the Secured Party of such item(s) and cause such Affiliate to execute and deliver to the Secured Party a patent and trademark security agreement substantially in the form of this Agreement.
(e) Title. The Debtor has absolute title to each Patent and each Trademark listed on Exhibits A and B, free and clear of all Liens except Permitted Liens (as defined in the Security Agreement). The Debtor (i) will have, at the time the Debtor acquires any rights in Patents or Trademarks hereafter arising, absolute title to each such Patent or Trademark free and clear of all Liens except Permitted Liens (as defined in the Security Agreement), and (ii) will keep all Patents and Trademarks free and clear of all Liens except Permitted Liens (as defined in the Security Agreement).
(f) No Sale. The Debtor will not assign, transfer, encumber or otherwise dispose of the Patents or Trademarks, or any interest therein, without the Secured Party’s prior written consent.
(g) Defense. The Debtor will at its own expense and using commercially reasonable efforts, protect and defend the Patents and Trademarks against all claims or demands of all Persons other than those holding Permitted Liens (as defined in the Security Agreement).
(h) Maintenance. The Debtor will at its own expense maintain the Patents and the Trademarks to the extent reasonably advisable in its business including, but not limited to, filing all applications to obtain letters patent or trademark registrations and all affidavits, maintenance fees, annuities, and renewals possible with respect to letters patent, trademark registrations and applications therefor. The Debtor covenants that it will not abandon nor fail to pay any maintenance fee or annuity due and payable on any Patent or Trademark, nor fail to file any required affidavit or renewal in support thereof, without first providing the Secured Party: (i) sufficient written notice, of at least 30 days, to allow the Secured Party to timely pay any such maintenance fees or annuities which may become due on any Patents or Trademarks, or to file any affidavit or renewal with respect thereto, and (ii) a separate written power of attorney or other authorization to pay such maintenance fees or annuities, or to file such affidavit or renewal, should such be necessary or desirable.

(i) Secured Party’s Right to Take Action. If the Debtor fails to perform or observe any of its covenants or agreements set forth in this Section 3, and if such failure continues for a period of ten (10) calendar days after the Secured Party gives the Debtor written notice thereof (or, in the case of the agreements contained in subsection (h), immediately upon the occurrence of such failure, without notice or lapse of time), or if the Debtor notifies the Secured Party that it intends to abandon a Patent or Trademark, the Secured Party may (but need not) perform or observe such covenant or agreement or take steps to prevent such intended abandonment on behalf and in the name, place and stead of the Debtor (or, at the Secured Party’s option, in the Secured Party’s own name) and may (but need not) take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure or prevent such intended abandonment.
(j) Costs and Expenses. Except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, the Debtor shall pay the Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by the Secured Party in connection with or as a result of the Secured Party’s taking action under subsection (i) or exercising its rights under Section 6, together with interest thereon from the date expended or incurred by the Secured Party at the Default Rate.
(k) Power of Attorney. To facilitate the Secured Party’s taking action under subsection (i) and exercising its rights under Section 6, the Debtor hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Party, or its delegate, as the attorney-in-fact of the Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of the Debtor, any and all instruments, documents, applications, financing statements, and other agreements and writings required to be obtained, executed, delivered or endorsed by the Debtor under this Section 3, or, necessary for the Secured Party, after an Event of Default, to enforce or use the Patents or Trademarks or to grant or issue any exclusive or non-exclusive license under the Patents or Trademarks to any third party, or to sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of the Patents or Trademarks to any third party. The Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted herein shall terminate upon the termination of the Credit Agreement as provided therein and the payment and performance of all Obligations.
4. Debtor’s Use of the Patents and Trademarks. The Debtor shall be permitted to control and manage the Patents and Trademarks, including the right to exclude others from making, using or selling items covered by the Patents and Trademarks and any licenses thereunder, in the same manner and with the same effect as if this Agreement had not been entered into, so long as no Event of Default occurs and remains uncured.

5. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called “Event of Default”): (a) an Event of Default, as defined in the Credit Agreement or the Guaranty, shall occur; or (b) the Debtor shall fail promptly to observe or perform any covenant or agreement herein binding on it; or (c) any of the representations or warranties contained in Section 3 shall prove to have been incorrect in any material respect when made.
6. Remedies. Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may, at its option, take any or all of the following actions:
(a) The Secured Party may exercise any or all remedies available under the Guaranty or the Security Agreement.
(b) The Secured Party may sell, assign, transfer, pledge, encumber or otherwise dispose of the Patents and Trademarks.
(c) The Secured Party may enforce the Patents and Trademarks and any licenses thereunder, and if Secured Party shall commence any suit for such enforcement, the Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents required by Secured Party in aid of such enforcement.
7. Miscellaneous. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party’s rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor under this Agreement shall be given in the manner and with the effect provided in the Security Agreement. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to realize on the Patents and Trademarks at all or in any particular manner or order, or to apply any cash proceeds of Patents and Trademarks in any particular order of application. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic means shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic means also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective participants, successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party’s acceptance hereof. The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Debtor shall have the same force and effect as the original for all purposes of a financing statement. This Agreement shall be governed by the internal law of Colorado without regard to conflicts of law provisions. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.
THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.
IN WITNESS WHEREOF, the parties have executed this Patent and Trademark Security Agreement as of the date written above.

Global Employment Holdings, Inc.	GLOBAL EMPLOYMENT HOLDINGS, INC.
10375 Park Meadows Dr., Suite 375
Lone Tree, Colorado 80124	By:	/s/ Daniel T. Hollenbach
Telecopier: (303) 216-9533		Name: Daniel T. Hollenbach
Attention: Chief Financial Officer		Its: Chief Financial Officer

Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division	WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division
MAC C7300-210
1740 Broadway	By:	/s/ Martin E. Tracy
Denver, Colorado 80274		Name: Martin E. Tracy
Its: Vice President

STATE OF COLORADO	)
	)	ss
CITY AND COUNTY OF DENVER	)

The foregoing instrument was acknowledged before me this  _____  day of April, 2008, by Daniel T. Hollenbach, the Chief Financial Officer of Global Employment Holdings, Inc., a Delaware corporation, on behalf of the corporation.
My commission expires:

Notary Public

STATE OF COLORADO	)
	)	ss
CITY AND COUNTY OF DENVER	)
The foregoing instrument was acknowledged before me this  _____  day of April, 2008, by Martin E. Tracy, a Vice President of Wells Fargo Bank, National Association, on behalf of the national association.
My commission expires:

Notary Public

EXHIBIT A
UNITED STATES ISSUED PATENTS

Title	Patent Number	Issue Date

NONE
UNITED STATES PATENT APPLICATIONS

Title	Serial Number	Filing Date

NONE
FOREIGN ISSUED PATENTS

Title	Country	Patent Number	Issue Date

NONE
FOREIGN PATENT APPLICATIONS

Title	Serial Number	Filing Date

NONE

A-1

EXHIBIT B
UNITED STATES ISSUED TRADEMARKS, SERVICE MARKS
AND COLLECTIVE MEMBERSHIP MARKS
REGISTRATIONS

Mark	Registration Number	Registration Date

NONE
APPLICATIONS
NONE
COLLECTIVE MEMBERSHIP MARKS
NONE
UNREGISTERED MARKS
NONE

B-1